UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2015


                             ROSTOCK VENTURES CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-144944                  98-0514250
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada               89074-7722
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (702) 866-2500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 30, 2015, we received written consent from our company's board of directors and holders of 51.9% of our company's voting securities to increase the authorized capital of our issued and outstanding shares of common stock.

Pursuant to Section 78.320 of the Nevada Revised Statues, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent to such action is signed by stockholders holding at least a majority of the voting power and on September 30, 2015, we received written consent from holders of 51.9% of our company's voting securities, to increase our authorized capital from 100,000,000 shares of common stock, par value $0.0001 to 500,000,000 shares of common stock, par value $0.0001.

We will announce the completion of FINRA's review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSTOCK VENTURES CORP.


/s/ Gregory Rotelli
-------------------------------------
Gregory Rotelli
President and Chief Executive Officer

Date: October 20, 2015

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